ADVANCED SERIES TRUST
AST Federated Aggressive Growth Portfolio

Supplement dated March 14, 2014 to the Current

Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective immediately, Aash Shah no longer serves as a portfolio manager on the AST Federated Aggressive Growth Portfolio. To reflect this change, all references to Mr. Shah in the Summary Prospectus, Prospectus and SAI are hereby removed. Lawrence Auriana, Hans P. Utsch, John Ettinger, Barbara Miller and Tom M. Brakel continue to serve as managers of the AST Federated Aggressive Growth Portfolio.

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